UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 27, 2017 (April 21,2017)

Hyperdynamics Corporation

(Exact name of registrant as specified in its charter)

(Address of principal executive offices,
including zip code)

(Registrant’s telephone number,
including area code)

Delaware	001-32490	87-0400335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475

Houston, Texas 77079

(Address of principal executive offices, including zip code)

voice:  (713) 353-9400

fax:  (713) 353-9421

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01              Entry into a Material Definitive Agreement

On April 21, 2017, Hyperdynamics Corporation (“Hyperdynamics,” the “Company,” “we” or “us”), through its wholly-owned subsidiary, SCS Corporation Ltd. (“SCS”), received an implementing Presidential Decree from the Republic of Guinea authorizing a Third Amendment (the “Third Amendment”) to the Hydrocarbon Production Sharing Contract, dated September 22, 2006, between SCS and the Republic of Guinea, as amended on March 25, 2010, and on September 21, 2016 (the “Production Sharing Contract”).  The Third Amendment was signed by Mr. Diakaria Koulibaly, General Director of the National Petroleum Office of the Republic of Guinea; Ms. Malado Kaba, the Minister of Economy and Finance of the Republic of Guinea; Ray Leonard, President and Chief Executive Officer of Hyperdynamics and Director of SCS, and Dale Rollins, Managing Director of South Atlantic Petroleum Limited (“SAPETRO”) on April 12, 2017.  The Third Amendment was subject to the authorizing Presidential Decree and the Closing of the farmout agreement between SCS and SAPETRO for the acquisition by SAPETRO of a 50% interest in the Contract from SCS (“Farmout Agreement”).  The Third Amendment was entered into in accordance with the Tri Party Protocol between SCS Corporation Ltd. SAPETRO and the Government of Guinea dated March 10, 2017 (“Protocol”).

A copy of the Production Sharing Contract was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on September 28, 2006. A copy of the First Amendment to the Production Sharing Contract was filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K that was filed with the SEC on May 14, 2010.   A copy of the Second Amendment to the Production Sharing Contract was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K that was filed with the SEC on September 22, 2016.   A copy of the Protocol was filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K that was filed with the SEC on March 13, 2017. A copy of the Farmout Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K that was filed with the SEC on April 6, 2017.

The Third Amendment records and confirms the approval of the assignment of a 50% interest in the Production Sharing Contract and the validity of the rights under the Production Sharing Agreement to SCS to SAPETRO (the “Contractors”).  The Government of Guinea also undertakes that it shall not terminate, revoke or restrict the Contract or the rights of the Contractors to conduct Petroleum Operations based on the failure of SCS to have provided the Security Instrument as required under the Second Amendment.  The Contractors further agree that within 30 days following the date of execution of a Presidential Decree approving the Third Amendment, the Contractors will provide a security instrument in the amount of $5 million, issued by a bank acceptable to the Government, whose approval shall not be unreasonably withheld, provided however such performance guarantee shall be released and cancelled at the time the drilling rig to be used in the drilling of the extension well is located in the shelf waters of the Republic of Guinea, including its territorial waters. The Protocol states that SAPETRO will provide the $5 million security interest upon Government of Guinea approval to enter the Concession and completion of the Farmout Agreement.

The Third Amendment appoints SCS as the Operator of the Concession and requires that the project commencement date of drilling operations on an initial exploratory well to be drilled to a minimum depth of 2,500 meters below the seabed for an estimated amount of $46,000,000 be no later than May 30, 2017. Additional exploration wells may be drilled within the exploration period at the Contractors’ option.

The foregoing disclosure concerning the Third Amendment is qualified in its entirety by reference to the Third Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01              Regulation FD Disclosure.

On April 25,2017, Hyperdynamics Corporation issued a press release titled, “Hyperdynamics Receives Presidential Decree Implementing the Third Amendment to the Production Sharing Contract”  The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information disclosed in Item 7.01, and Exhibit 99.1 attached hereto, this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01              Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 10.1	Amendment No. 3 to the Hydrocarbon Production Sharing Contract (English translation)

Exhibit 10.2	Amendment No. 3 to the Hydrocarbon Production Sharing Contract (Original French version)

Exhibit 10.3	Presidential Decree (English Translation)

Exhibit 10.4	Presidential Decree (Original French version)

Exhibit 99.1

Press release dated April 25, 2017 titled , “Hyperdynamics Receives Presidential Decree Implementing the Third Amendment to the Production Sharing Contract”  The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date:	April 27, 2017	By:	/s/ RAY LEONARD
		Name:	Ray Leonard
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Amendment No. 3 to the Hydrocarbon Production Sharing Contract (English translation)

Exhibit 10.2	Amendment No. 3 to the Hydrocarbon Production Sharing Contract (Original French version)

Exhibit 10.3	Presidential Decree (English Translation)

Exhibit 10.4	Presidential Decree (Original French version)

Exhibit 99.1	Press release dated April 25, 2017 titled , “Hyperdynamics Receives Presidential Decree Implementing the Third Amendment to the Production Sharing Contract”